Exhibit 10.2

AMENDED
STOCK PURCHASE AGREEMENT

This Amended Stock Purchase Agreement is as of the date executed by the parties below by and amends the Stock Purchase Agreement dated September 30, 2013 in its entirety.

This Amended Stock Purchase Agreement is made by and between the undersigned individuals (the Purchasers) and

Mr. Robert Dinning, Mr. David Yu and Mr. Peter Bojtos with offices for this purpose located at #210 - 905 West Pender Street Vancouver, BC, Canada, V6C 1L6. (the Sellers); and

Dennis Brovarone, 35 Pinyon Pine Road, Littleton, CO 80127, (the Escrow Agent).  .

WHEREAS, the Sellers desire to offer and sell and , the Purchasers desires to buy 2,573,052 shares of the common stock of Apolo Gold & Energy, Inc. (symbol APLL), (the Issuer, and the Shares) in accordance with the terms and conditions set forth herein.

THEREFORE, the Purchaser and the Seller agree as follows:

1.           Sale Of Shares.  The Sellers agree to sell the Shares and the Purchasers agree to purchase the Shares stated by their signature at the stated Purchase Price pursuant to the Escrow and Closing set forth in Paragraph 5 below.

2.           Purchase Price.   The purchase price per share for the Shares shall be $0.08 per share for a total of $205,844.16.  The Shares to be sold per each Seller are as follows:

Robert Dinning	1,156,175 common shares
Peter Bojtos	801,751 common shares
David Yu	615,126 common shares

3.           Representations And Warranties Of Sellers.   The Sellers each represent and warrant to the Purchaser that the Sellers are and has been the legal and beneficial owner of the Shares and that the Shares are fully paid and non-assessable and upon payment of the Purchase Price will be free and clear of all liens and encumbrances and that the sale of the Shares as set forth in this Agreement, does not breach or cause a default upon any contract or agreement to which the Sellers are a party.   The Sellers further represent that each is an affiliate and control person of the Issuer.

4.           Representations And Warranties Of Purchasers.   The Purchasers each hereby represents and warrants to the Sellers as follows:

A.           The Purchaser is purchasing the Common Stock for its own account for investment purposes and not with a view towards distribution and has no present arrangement or intention to sell the Common Stock;

B.           The Purchaser acknowledges and agrees that the Shares are “restricted securities” as defined by SEC Rule 144 have not been registered under the Act and may not be offered or sold in the United States or to U.S. Persons unless the Shares are registered under the Act or an exemption from the registration requirements of the Act is available.  The Purchaser acknowledges that upon transfer to the Purchaser the certificate for the Shares shall bear a “restricted securities” legend and that it is the Purchaser responsibility to comply with all applicable state and federal securities laws regarding resale of the Shares.

C.           The Purchaser is an accredited investor as defined by Regulation D and has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and Purchaser is able to withstand the total loss of its investment.

5.           Escrow and Closing.   The Purchaser and the Seller appoint Dennis Brovarone, Attorney at Law to serve as Escrow Agent for the Closing of this Agreement.  The Escrow and the Closing of this Agreement shall be as follows:

A.           Delivery of First Purchase Price Funds.  Promptly after the Amended Agreement has been executed by the Purchasers and the Sellers, the Purchasers shall deliver to the Escrow Agent, $102,922 in US funds being one half of the Purchase Price by wire transfer to the Escrow Agent as follows:

Dennis Brovarone, Attorney at Law / COLTAF Account
J.P. Morgan Chase Bank Colorado
ABA # 102 001 017           SWIFT:  CHASUS33
Account #  190 783 306

B.           Delivery of Shares to the Escrow Agent.   Promptly after the Amended Agreement has been executed by the Purchasers and the Sellers, the Sellers shall deliver to the Escrow Agent, the certificate(s) for the Shares registered in the name of Sellers and two Stock Powers for each Seller in the form attached hereto as Exhibit B which bear a Signature Guarantee sufficient to transfer the certificates.

C.           First Transfer of Shares.   Upon receipt of the First Purchase Price Funds, the Shares and Stock Powers, the Escrow Agent shall submit the certificates for transfer and delivery to the Purchasers in their respective amounts with the remaining Share certificates returned to the Escrow Agent in the following amounts:

Robert Dinning	578,087 Shares
Peter Bojtos	400,875 Shares
David Yu	307,563 Shares

E.           First Delivery of Purchase Price to Sellers.   Upon confirmation by the transfer agent that the First Transfer of Shares has been completed, the Escrow Agent shall tender the first $102,922, in the form of wire transfer of funds to each Seller, less an Escrow Fee of $250 in the following amounts:

Robert Dinning	$46,246.96
Peter Bojtos	$32,070.00
David Yu	$24,605.04

F.           Second Delivery of Purchase Price Funds.  On or before the six month anniversary of the date this Amended Agreement is executed by all parties, the Purchasers shall deliver to the Escrow Agent, $102,922.16 in US by wire transfer being the second half of the Purchase Price.

G.           Second Transfer of Shares.  Upon receipt of the principal balance of the  Promissory Notes, the Escrow Agent shall submit the remaining certificates for transfer and delivery to the Purchasers in the following amounts:

Robert Dinning	578,088 Shares
Peter Bojtos	400,876 Shares
David Yu	307,563 Shares

H.           Second Delivery of Purchase Price to Sellers.  Upon confirmation by the transfer agent that the Second Transfer of Shares has been completed, the Escrow Agent shall tender the second $102,922, in the form of wire transfer of funds to each Seller, less an Escrow Fee of $250 in the following amounts:

Robert Dinning	$46,247.04
Peter Bojtos	$32,070.08
David Yu	$24,605.04

6.           Failure to Deliver.  If all required documents and funds are not delivered on or before the third business day the Agreement has been executed by the Purchasers and the Sellers, the Escrow Agent shall notify all parties of the failure of delivery and if the failure is not cured with an additional three business days, the Escrow Agent shall be returned all documents and funds to the parties without charge except wire transfer fees charged by the receiving bank.

7.           Indemnification.  The Purchasers and the Sellers shall indemnify and hold harmless the Escrow Agent from any and all liability for performance under this Agreement other than the Escrow Agent’s negligence or misconduct.  The Escrow Agent shall have the right to file an Interpleader Action in the Colorado State courts should any dispute arise between the parties as to the right, title or interest in any funds or securities deposited with the Escrow Agent.

8.           Fees And Other Expenses.  The Sellers and Purchasers agree that each shall bear their own incidental expenses of the transaction including any attorney fees and that no person is entitled to finders fee or other payment with respect to this Amended Stock Purchase Agreement.

9.           Survival Of Representations And Warranties.  The above Representations and Warranties shall survive the sale of the Shares and may be relied upon by any Party so long as the relying Party does not have actual knowledge of the invalidity or inaccuracy of said representations and warranties.

10.           Governing Law.  Except for the Escrow Agent’s right to file an Interpleader Action, this Agreement and the legal relations among the Parties hereto shall be governed by and construed in accordance with the laws of the State of Colorado and that the State or Federal Courts of Denver, Colorado shall be the jurisdiction in which any legal proceedings relative to this Agreement shall be brought.

11.           Entire Agreement.  This Agreement, including the other documents referred to herein, embodies the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

12.           Counterpart and Facsimile Signatures.  This Agreement may be executed in any number of counterparts of the signature page, each of which shall be considered an original.  In addition, a signature which is reproduced by facsimile transmission shall be deemed an original.

REMAINDER OF PAGE INTENTIONAL BLANK

Executed By The Parties Hereto As Of The Dates Indicated:

Robert Dinning (Seller)	Peter Botjos (Seller)
/s/ Robert Dinning	/s/ Peter Botjos
Date: October 13, 2013	Date: October 13, 2013

David Yu (Seller)	Dennis Brovarone (Escrow Agent)
/s/ David Yu	/s/ Dennis Brovarone
Date: October 15, 2013	Date: October 13, 2013

Chinese Name	English Name	SIGNATURE	DATE	FIRST # OF SHARES	FIRST PURCHASE PRICE	SECOND # OF SHARES	SECOND PURCHASE PRICE
周 君	Zhou Jun	/S/Zhou Jun	10/28/2013	128,660	$10,292.80	128,660	$10,292.80
李书强	Li Shuqiang	/S/Li Shuqiang	10/28/2013	128,660	$10,292.80	128,660	$10,292.80
黄 月	Huang Yue	/S/Huang Yue	10/28/2013	128,660	$10,292.80	128,660	$10,292.80
刘迎春	Liu Yingchun	/S/Liu Yingchun	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
王 敏	Wang Min	/S/Wang Min	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
许光正	Xu Guangzheng	/S/Xu Guangzheng	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
张 鑫	Zhang Xin	/S/Zhang Xin	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
郑雅兰	Zheng Yalan	/S/Zheng Yalan	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
吴曼莉	Wu Manli	/S/Wu Manli	10/28/2013	128,650	$10,292.00	128,650	$10,292.00
施 俊	Shi Jun	/S/Shi Jun	10/28/2013	128,645	$10,291.60	128,645	$10,291.60

TOTAL				1,286,525	$102,922	1,286,525	$102,922